1996 STOCK INCENTIVE PLAN

                                       OF

                               TELEPAD CORPORATION

                  1. PURPOSES OF THE PLAN. This stock incentive plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of TELEPAD CORPORATION, a Delaware corporation (the
"Company"), or any of its Subsidiaries (as defined in Paragraph 20), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options which do not qualify as ISOs ("NQSOs") and stock of the Company which may be subject to restrictions (collectively, "Awards"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

                  2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 13, the aggregate number of shares of Class A Common Stock, $.01 par value per share, of the Company ("Class A Common Stock") for which Awards may be granted under the Plan shall not exceed 1,200,000. Such shares of Class A Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Class A Common Stock or shares of Class A Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 14, any shares of Class A Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable or a restricted stock Award which for any reason is forfeited, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Class A Common Stock as will be sufficient to satisfy the requirements of the Plan.

                  3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee of the Board of Directors consisting of not less than two directors (the "Committee"). Each member of the Committee shall be (a) a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (as the same may be in effect and interpreted from time to time, "Rule 16b-3") until such time as the amendments to Rule 16b-3 adopted by the Securities Exchange Commission on May 30, 1996 in Release No. 34-37260 become effective with respect to the Plan (the "New Rule Date") and (b) from and after the New Rule Date, a "non-employee director" within the meaning of Rule 16b-3. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members

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present at any  meeting at which a quorum is present,  and any acts  approved in writing by all members without a meeting, shall be the acts of the Committee.

                  Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, with respect to Awards to key employees or consultants to determine: the key employees and consultants who shall be granted Awards; the type of Award to be granted; the times when an Award shall be granted; the number of shares of Class A Common Stock to be subject to each Award; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments and, if in installments, the number of shares of Class A Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Class A Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of a stock Award or the shares of Class A Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option or the vesting of a stock Award or the shares acquired pursuant to the exercise of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 12 hereof (the "Contract"), including without limitation, restrictions or contingencies relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 20), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the Award holder with the Company, any of its Subsidiaries or a Parent, and to determine whether such restrictions or contingencies have been met; whether an Award holder is Disabled (as defined in Paragraph 20); and with respect to all Awards, subject prior to the New Rule Date to the limitations with respect to formula plans under Rule 16b-3 in the case of Non-Employee Director Options (as defined in Paragraph 20): to determine the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold taxes or other amounts; the fair market value of a share of Class A Common Stock; to construe the respective Contracts and the Plan; with the consent of the Award holder, to cancel or modify an Award, PROVIDED, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification, and FURTHER, PROVIDED, that in the case of a modification (within the meaning of Section 424(h) of the
Code) of an ISO, such Award as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; from and after the New Rule Date, to approve any provision which under Rule 16b-3 requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined

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unilaterally by the Committee in its sole discretion.  The determinations of the
Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option hereunder.

                  4. OPTION ELIGIBILITY; GRANTS. The Committee may from time to time, in its sole discretion, consistent with the purposes of the Plan, grant Employee Options to key employees (including officers and directors who are key employees) of, and Consultant Options to consultants to, the Company or any of its Subsidiaries. Such options granted shall cover such number of shares of Class A Common Stock as the Committee may determine, in its sole discretion, as set forth in the applicable Contract; PROVIDED, HOWEVER, that the maximum number of shares subject to Employee Options that may be granted to any individual during any calendar year under the Plan (the "162(m) Maximum") shall be 300,000 shares; and FURTHER, PROVIDED, that the aggregate market value (determined at the time the option is granted in accordance with Paragraph 5) of the shares of Class A Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

                  Every individual who, on the date the Plan is approved by stockholders, is a Non- Employee Director (as defined in Paragraph 20) shall be granted on such date a Non-Employee Director Option to purchase 90,000 shares of Class A Common Stock. Thereafter, on the date an individual first becomes a Non-Employee Director, he shall be granted an option to purchase 90,000 shares of Class A Common Stock. In the event the remaining shares available for grant under the Plan are not sufficient to grant the Non-Employee Director Options to each such Non- Employee Director at any time, the number of shares subject to the Non-Employee Director Options to be granted at such time shall be reduced proportionately. Each Non-Employee Director Option (i) shall be immediately exercisable as to one-third of the number of shares subject thereto, (ii) shall become exercisable as to an additional one-third of the shares upon the first Annual Meeting of the Company following the completion of the year in which the grant was made, provided that the Non-Employee Director holding such Option continues as a director of the Company upon the completion of such Annual Meeting, and (iii) shall become exercisable as to an additional one-third of the shares upon the second Annual Meeting of the Company following the completion of the year in which the grant was made, provided that the Non-Employee Director holding such Option continues as a director of the Company upon the completion of such Annual Meeting. The Committee shall not have any discretion with respect to the selection of directors to receive Non-Employee Director Options or the amount, the price or the timing with respect thereto.


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                  5. EXERCISE PRICE. The exercise price of the shares of Class A
Common Stock under each Employee Option and Consultant Option shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; PROVIDED, HOWEVER, that the exercise price of an ISO shall not be less than the fair market value of the Class A Common Stock subject to such option on the date of grant; and FURTHER, PROVIDED, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Class A Common Stock subject to such ISO on the date of grant. The exercise price of the shares of Class A Common Stock under each Non-Employee Director Option shall be equal to the fair market value of the Class A Common Stock subject to such option on the date of grant. Notwithstanding the foregoing, in no event may the exercise price of any option granted before September 29, 1997 be less than the fair market value of the underlying shares on the date of grant or $3.5088 per share, whichever is greater.

                  The fair market value of a share of Class A Common Stock on any day shall be (a) if the principal market for the Class A Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Class A Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Class A Common Stock is not a national securities exchange and the Class A Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and
(i) if actual sales price information is available with respect to the Class A Common Stock, the average of the highest and lowest sales prices per share of Class A Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and lowest asked prices per share of Class A Common Stock on such day on Nasdaq, or (c) if the principal market for the Class A Common Stock is not a national securities exchange and the Class A Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Class A Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; PROVIDED, HOWEVER, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Class A Common Stock shall be determined by the Board of Directors y any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

                  6. TERM. The term of each Employee Option and Consultant Option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, as set forth in the applicable Contract; PROVIDED, HOWEVER, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof; and FURTHER, PROVIDED, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant.

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Employee Options and Consultant Options shall be subject to earlier  termination as hereinafter provided. Subject to earlier termination as hereinafter provided, each Non-Employee Director Option shall be for a term of six years commencing on the date of grant.

                  7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Class A Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract with respect to an Employee Option permits installment payments) (a) in cash or by certified check or (b) in the case of an Employee Option or a Consultant Option, if the applicable Contract permits, with previously acquired shares of Class A Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Paragraph 5) equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Class A Common Stock having such value. The Company shall not be required to issue any shares of Class A Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

                  The Committee may, in its sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  A person entitled to receive Class A Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Class A Common Stock until the date of issuance of a stock certificate for such shares or in the case of uncertificated shares, an entry is made on the books of the Company's transfer agent representing such shares; PROVIDED, HOWEVER, that until such stock certificate is issued or book entry is made, any optionee using previously acquired shares of Class A Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

                  In no case may a fraction of a share of Class A Common Stock be purchased or issued under the Plan.

                  8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any holder of an Employee Option or Consultant Option whose relationship with the Company, its Parent and Subsidiaries as an employee or a consultant has terminated for any reason (other than as a result of the death or Disability of the optionee) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after

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the date the option would  otherwise have expired;  PROVIDED,  HOWEVER,  that if such  relationship  is terminated  either (a) for Cause (as defined in Paragraph
20), or (b) without the consent of the Company, such option shall terminate immediately.

                  For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company, any of its Subsidiaries or a Parent if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                  Except as may otherwise be expressly provided in the applicable Contract, Employee Options and Consultant Options granted under the Plan shall not be affected by any change in the status of the optionee so long as the optionee continues to be an employee of, or a consultant to, the Company, or any of the Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

                  The holder of a Non-Employee Director Option who ceases to be a director of the Company for any reason (other than as a result of his death or Disability) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; PROVIDED, HOWEVER, that if such relationship is terminated for Cause, such option shall terminate immediately. The Non-Employee Director Option, however, shall not be affected by the optionee becoming an employee of the Company, any of its Subsidiaries or a Parent.

                  Nothing in the Plan or in any option granted under the Plan shall confer on any optionee any right to continue in the employ of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the optionee's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

                  9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company) or
(c) within one year following the termination of such relationship by reason of his Disability, his Employee Option or Consultant Option may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 20)

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at any time  within one year after  death,  but not  thereafter  and in no event after the date the option would otherwise have expired.

                  Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as an employee of, or consultant to, the Company, its Parent and Subsidiaries has terminated by reason of such optionee's Disability may exercise his Employee Option or Consultant Option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

                  The holder of a Non-Employee Director Option who ceases to be a director of the Company as a result of his death or Disability may exercise such option, to the extent exercisable on the date of such termination, at any time within one year after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired. In the case of the death of the optionee, the option may be exercised by his Legal Representative.

                  10. STOCK AWARDS. The Committee may from time, in its sole discretion, consistent with the purposes of the Plan, grant shares of Class A Common Stock to key employees (including officers and directors who are key employees) of, or consultants to, the Company or any of its Subsidiaries, which maybe subject to such contingencies and restrictions as the Committee may determine, as set forth in the Contract. Prior to the occurrence of any specified contingency, the shares shall be considered outstanding shares owned by the Award holder, who shall, subject to the contingencies and restrictions set forth in the Award, have all rights of a stockholder of record with respect to such shares, including the right to vote and to receive distributions. Upon the occurrence of any such contingency, the Award holder may be required to forfeit all or a portion of such shares back to the Company. The shares shall vest in the Award holder when all of the restrictions and contingencies lapse. Accordingly, the Committee may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award holder, until the shares vest in the Award holder.

                  11. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its sole discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Class A Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securi ties Act for the issuance of the shares of Class A Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

                  The Committee may require, in its sole discretion, as a condition to the receipt of an Award or the exercise of any option that the Award holder execute and deliver to the Company

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his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including without limitation that (a) the shares of Class A Common Stock to be received under the Award or issued upon the exercise of the option are being acquired by the Award holder for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Class A Common Stock by such Award holder will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Class A Common
Stock  being  sold,  or  (ii)  a  specific   exemption  from  the   registration
requirements of the Securities Act, but in claiming such exemption, the Award holder shall prior to any offer of sale or sale of such shares of Class A Common
Stock  provide  the  Company  with  a  favorable   written  opinion  of  counsel
satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

                  In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Class A Common Stock subject to any Award or option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuing of shares of Class A Common Stock thereunder, such Award may not be granted and such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                  12. AWARD CONTRACTS. Each Award shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the Award holder, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee. The terms of each Award and Contract need not be identical.

                  13. ADJUSTMENTS UPON CHANGES IN CLASS A COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Class A Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the number and kind of shares subject to future grants of Non-Employee Director Options and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares which might otherwise be subject to options without payment therefor.


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                  In the  event of (a) the  liquidation  or  dissolution  of the
Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options or unvested stock shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

                  14. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on July 10, 1996. No ISO may be granted under the Plan after July 9, 2006. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of administrative agencies; PROVIDED, HOWEVER, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Class A Common Stock for which Awards may be granted under the Plan or the 162(m) Maximum, (b) prior to the New Rule Date, materially increase the benefits accruing to participants under the Plan or (c) change the eligibility requirements to receive Awards hereunder. Notwithstanding the foregoing, prior to the New Rule Date, the provisions regarding the selection of directors for participation in, and the amount, the price or the timing of, Non-Employee Director Options shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing and outstanding Award affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any Awards granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

                  15. NON-TRANSFERABILITY. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except as may otherwise be expressly provided in the Contract, stock Awards which have not vested shall not be transferable otherwise than by will or the laws of descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void AB INITIO and of no force or effect.

                  16. WITHHOLDING TAXES. The Company, a Subsidiary or Parent may withhold (a) cash, (b) subject to any limitations under Rule 16b-3, shares of Class A Common Stock to be issued under a stock Award or upon exercise of an option having an aggregate fair market value on the relevant date (determined in accordance with Paragraph 5), or (c) any combination thereof, in an amount equal to the amount which the Committee determines is

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necessary to satisfy the  obligation  of the Company,  a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting or disposition of an Award, the exercise of an option, or the disposition of the underlying shares of Class A Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

                  17. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Class A Common Stock issued under a stock Award or upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to
(a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the Award holder with respect to such shares of Class A Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Class A Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

                  The Company shall pay all issuance taxes with respect to the issuance of shares of Class A Common Stock under a stock Award or upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

                  18. USE OF PROCEEDS. The cash proceeds received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

                  19. SUBSTITUTIONS AND ASSUMPTIONS OF AWARDS OF CER TAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new Awards for prior options or restricted stock of a Constituent Corporation (as defined in Paragraph 20) or assume the prior options or restricted stock of such Constituent Corporation.

                  20. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

                    (a) Cause. The term "Cause" shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the Award holder and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement, and (ii) in all other cases, cause as defined by applicable state law.


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




                    (b) Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

                    (c) Consultant Option. The term "Consultant Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of grant, is a consultant to the Company or a Subsidiary of the Company, and at such time is not an employee of the Company or any of its Subsidiaries.

                    (d) Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

                    (e) Employee Option. The term "Employee Option" shall mean an option granted pursuant to the Plan to an individual who, at the time of grant, is a key employee of the Company or any of its Subsidiaries.

                    (f) Legal Representative. The term "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

                    (g) Non-Employee Director. The term "Non-Employee Director" shall mean a person who is a director of the Company, but is not an employee of the Company, any of its Subsidiaries or a Parent.

                    (h) Non-Employee Director Option. The term "Non-Employee Director Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of the grant, is a Non-Employee Director.

                    (i) Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

                    (j) Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

                  21. GOVERNING LAW; CONSTRUCTION. The Plan, the Awards and Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions.

                  Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or

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



plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

                  22. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

                  23. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy and entitled to vote hereon at the next duly held meeting of the Company's stockholders at which a quorum is present. No options granted hereunder may be exercised and no stock Award granted hereunder may vest prior to such approval; PROVIDED, HOWEVER, that the date of grant of any Award shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before July 9, 1997, the Plan and any Awards granted hereunder shall terminate.


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